Exhibit 99.1


                   CERTIFICATION PURSUANT TO
                    18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
                       SECTION 906 OF THE
                   SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Epolin, Inc.
(the  "Company")  on Form 10-QSB for the  period  ended
November  30,  2002, as filed with the  Securities  and
Exchange  Commission on the date hereof (the "Report"),
the   undersigned  certifies,  pursuant  to  18  U.S.C.
Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley  Act  of  2002,  to  the  best  of   the
undersigneds knowledge, that:

     (1)  The    Report   fully   complies   with   the
          requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The   information  contained  in  the  Report
          fairly  presents,  in all material  respects,
          the   financial  condition  and  results   of
          operations of the Company.



Date: December  30,   2002      /s/ Murray S. Cohen
                                    Murray S. Cohen,
                                    Chairman of the
                                    Board and Chief
                                    Executive Officer


Date: December  30,   2002      /s/ James Ivchenko
                                    James Ivchenko,
                                    President (Principal
                                    Financial Officer)